                                                                  Exhibit 10.5.4

                                LICENSE AGREEMENT
                     ENTERED INTO THIS 15TH DAY OF JULY 2004

THIS LICENSE AGREEMENT (this "AGREEMENt") is made and entered into as of the 1st day of July, 2004 (the "EFFECTIVE DATE") by and among Ormat Industries Ltd., an
Israeli public corporation with principal place of business at the Industrial
Area of Yavne ("OIL"), and Ormat Systems Ltd., an Israeli corporation with principal place of business at the Industrial Area of Yavne ("OSL"). OIL and OSL
may be referred to individually as a "PARTY" or collectively as "PARTIES".

WHEREAS,    Concurrently with the execution and delivery of this Agreement, the
            Parties have entered into an Asset Purchase Agreement (the "PURCHASE
            AGREEMENT") dated as of the date hereof, pursuant to which OIL will transfer to OSL, and OSL will acquire, among other things, the
            Purchased Business as defined in the Purchase Agreement;

WHEREAS,    In connection with the Purchase Agreement and the transfers and acquisitions under the Purchase Agreement, effective as of the
            Effective Date, OIL wishes to grant OSL: I) an exclusive, perpetual, fully paid license to the Patents and Trademarks set forth in ANNEX
            A attached hereto (the "PATENTS" and the "EXCLUSIVE TRADEMARKS");
            and a non-exclusive perpetual, fully paid license to the trademarks set forth in Annex B attached hereto (the "Non-Exclusive
            Trademarks"). (the Non-Exclusive Trademarks and the Exclusive
            Trademarks together, the "Trademarks").

NOW, THEREFORE, in consideration of the mutual representations, covenants and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, OIL and OSL intending to legally bound hereby, mutually agree as follows:

1.     DEFINITIONS

       Unless otherwise expressly defined in this Agreement, any capitalized term used herein shall bear the meaning ascribed to it in the Purchase
       Agreement.

2.     LICENSE

        2.1       Effective as of the Effective Date, and subject to the terms hereof, OIL hereby grants OSL, only with respect to the
                  Patents, for the duration of the term specified in Section
                  6.1, a fully-paid, royalty-free, irrevocable, perpetual
                  exclusive license, without the right to grant sublicenses
                  except as specified in Section 2.5, to make, have made, use, sell, offer to sell, import and create derivatives of
                  (including without limitation modifications, improvements, fixes, enhancements, and upgrades) the inventions claimed in the Patents.

        2.2       Effective as of the Effective Date, and subject to the terms hereof, OIL hereby grants OSL, for the duration of the term specified in Section 6.1, a fully-paid, royalty-free,
                  irrevocable, perpetual exclusive license, without the right to grant sublicenses except as specified in Section 2.5, to use and display the Exclusive Trademarks in connection with the goods and services for which they are described in ANNEX A.

        2.3       Effective as of the Effective Date, and subject to the terms hereof, OIL hereby grants OSL, for the duration of the term specified in Section 6.1, a fully-paid, royalty-free,
                  irrevocable, perpetual non-exclusive license, without the
                  right to grant sublicenses except as specified in Section 2.5, to use and display the Non-Exclusive Trademarks in connection with the goods and services for which they are described in
                  ANNEX B.

        2.4       Any sale and/or transfer by OIL of Patents or Trademarks
                  licensed hereunder, in any way whatsoever, to any third party, shall be subject to all rights granted to OSL pursuant to this
                  Agreement.

        2.5       OSL may grant: i) to any third party sublicenses of OSL's
                  rights to the Patents or the Exclusive Trademarks; and ii) to
                  OTI a sublicense of OSL's rights to the Non-Exclusive
                  Trademarks, provided that such sublicense shall provide that
                  OTI may not further sublicense such rights except to OTI's direct and indirect subsidiaries who sign a sublicense
                  agreement in the form acceptable to OIL.

3.     DERIVATIVES AND RESERVATION OF RIGHTS

        3.1       Rights to Derivatives.

                  As between the Parties, OSL shall own all derivatives created by or for OSL from the Patents licensed herein or any part thereto ("OSL DERIVATIVES"); provided,

                  however, that OSL shall only have such rights to such
                  derivatives which are derived from Patents expressly licensed herein.

        3.2       Reservation of Rights.

                  Except as expressly provided herein, no license or immunity is granted under this Agreement by OIL, directly or by
                  implication, estoppel or otherwise to OSL, OTI, OR any third parties acquiring items or services therefrom, whether singly or for the combination of such acquired items or services with other items or for the use of such combination.

4.     TRADEMARK QUALITY CONTROL

        4.1       OSL acknowledges that OIL is the owner of the Trademarks and the goodwill associated with the Trademarks, and agrees that all goodwill, including any increase in the value of the
                  Trademarks as a result of this Agreement, will inure solely to
                  OIL's benefit. OSL will not claim any title or any proprietary right to the Trademarks or in any derivation, adaptation, or variation thereof. OSL agrees that nothing in this Agreement shall give OSL any right, title or interest in the Trademarks other than the right to use the Trademarks in accordance with this Agreement. OSL agrees not to challenge the Trademarks, or to register or attempt to register the Trademarks as a
                  trademark, service mark, Internet domain name, trade name, or any similar trademarks or name, with any domestic or foreign governmental or quasi-governmental authority or otherwise.

        4.2       OSL may use the Trademarks in accordance with the
                  specifications, directions, and processes furnished to OSL by
                  OIL from time to time. OSL shall not make any use of the
                  Trademarks that impair or are likely to impair the goodwill associated therewith. The quality of the products manufactured and services offered by OSL shall be satisfactory to OIL or as specified by or approved by OIL. OIL shall have the right to review OSL's use of the Trademarks and the goods and services offered thereunder upon reasonable notice to verify that is in accordance with such specifications, directions, processes and quality.

5.     INFRINGEMENT

         Each party shall notify the other in writing within seven (7) days of becoming aware of any infringements or imitations by others of Patents or Trademarks. OSL may, only with OIL's prior written approval, institute legal proceedings at its own expense against any third party that OSL reasonably believes to be infringing a Patent or Trademark in order to eliminate such infringement. OIL may, at its option, join as a party plaintiff in such action at its own expense. After OSL has recovered and distributed its own and OIL's reasonable attorney's fees and direct costs expenses in litigation related to the infringement of the Patents or Trademarks, or, if litigation is not initiated, in the investigation and analysis related to the potential litigation, all remaining recovery shall be for the account of OSL unless OIL has participated in such action, in which case all remaining recovery shall be shared equally between OSL and OIL; provided, however, that OSL may not settle or compromise any such action without the prior written consent of OIL, which consent shall not be unreasonably withheld or delayed. With the exception of litigation already commenced by filing appropriate pleadings in court, upon expiration or termination of this
         Agreement, any and all rights or obligations of OSL in resolving any possible infringement claim hereunder shall revert to OIL.

6.     TERM AND TERMINATION

         6.1      TERM. This Agreement is effective as of the Effective Date and continues in perpetuity thereafter, unless terminated earlier in accordance with this Section 6. The term of all Patent
                  licenses granted hereunder shall continue until the earlier of
                  (i) expiration of such Patents; (ii) the termination of this
                  Agreement or (iii) the assignment of the Patents to OSL. The term of all Exclusive Trademark licenses granted hereunder continues until the earlier of: (i) the termination of this
                  Agreement; or (ii) the assignment of the Exclusive Trademarks to OSL. The term of all Non-Exclusive Trademark licenses shall continue until the termination of this Agreement.

        6.2       Termination for Insolvency. Either party may cancel the
                  Agreement forthwith by written notice to the other, and may regard the other party as in default under this Agreement, if the other party becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition of bankruptcy, suffers or permits the appointment of a receiver for its business or assets, or becomes subject to any
                  proceedings under any bankruptcy or insolvency law,
                  voluntarily or otherwise. In the event that any of the above events occur, the effected party shall immediately notify the other party of its occurrence. Notwithstanding the foregoing,
                  OSL can elect to retain all of its rights under this Agreement despite OIL's bankruptcy or insolvency.

        6.3       Termination for Material Breach. Either party may terminate this Agreement in writing for the material breach of this
                  Agreement by the other party that remains uncured thirty (30)
                  days following receipt of a written notice of such breach.

        6.4       Effect of Termination. Upon termination of this Agreement, the licenses granted hereunder, and all sublicenses of those
                  rights shall terminate, and neither OSL nor its sublicensees or any further sublicensees shall have any further right to use the Patents or Trademarks.

7.     WARRANTY DISCLAIMERS

       THE PATENTS AND TRADEMARKS ARE LICENSED ON AN "AS IS" BASIS, AND OIL
       MAKES NO WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE
       LICENSED PATENTS, THE LICENSED TRADEMARKS AND/OR THE LICENSES GRANTED IN
       THIS AGREEMENT. OIL HEREBY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS,
       IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OF NONINFRINGEMENT,
       MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. NEITHER PARTY WILL
       BE LIABLE FOR INDIRECT, SPECIAL, EXEMPLARY, INCIDENTAL, PUNITIVE OR
       CONSEQUENTIAL DAMAGES, ARISING IN CONNECTION WITH THIS AGREEMENT.

8.     MISCELLANEOUS PROVISIONS

        8.1       Binding Effect; Successors and Assigns; Assignment. This
                  Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and legal representatives. Without derogating from the provisions of Section 2.5 above, neither party may assign this
                  Agreement in any manner, including without limitation by
                  change in control, merger or reorganization, in whole or in part without the prior written consent of the other party. Any assignment in violation of the foregoing shall be void.

        8.2       Counterparts; Signatures; Titles and Headings. This Agreement
                  may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall
                  constitute one and the same instrument. This Agreement shall be deemed executed and delivered upon the delivery of original signed copies, or facsimile copies containing telecopied
                  signatures, to each other party hereto. The

                  headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

        8.3       Governing Law; Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the
                  State of Israel, without reference to choice of law principles thereof, and the parties agree to submit to the exclusive
                  jurisdiction and venue of Israel and the courts of
                  Tel-Aviv-Jaffa, Israel.

                  It is hereby clarified that in case the first paragraph of this Section 8 is found, by a court of competent jurisdiction, to be unenforceable or otherwise invalid, each party hereto waives its right to trial of any issue by jury.

        8.4       Severability. If any provision of this Agreement shall be
                  determined by any court of competent jurisdiction (or any
                  other agreed-upon dispute resolving body) to be unenforceable or otherwise invalid as written, the same shall be enforced and validated to the fullest extent permitted by law. All
                  provisions of this Agreement are severable, and the
                  unenforceability or invalidity of any single provision hereof shall not affect the remaining provisions.

        8.5       Notices. Except as otherwise provided herein, all notices
                  shall be in writing and shall be effective upon receipt, if delivered personally or if mailed by overnight courier,
                  postage prepaid, or upon generation of a confirmation if sent by facsimile (provided that such transmission is followed by mailing of a conforming copy) to the parties at their
                  addresses set forth in the first paragraph of this Agreement or such other address as subsequently may be specified in
                  writing by a party to the other parties.

        8.6       No Strict Construction; Interpretation. The parties hereto acknowledge that this Agreement has been prepared jointly by the parties hereto and their respective legal counsel, and shall not be strictly construed against any party as a result of the party drafting any given provision hereof. Unless
                  otherwise indicated to the contrary herein by the context or use thereof, (a) the words "herein," "hereto," "hereof," and words of similar import refer to this Agreement as a whole and not to any particular Section, subsection or paragraph hereof,
                  (b) words importing the masculine gender shall include the feminine and neutral genders and vice versa, and (c) words importing the singular shall include the plural and vice
                  versa.

        8.7       Entire Agreement; Modification and Waiver. Except for the
                  agreements specifically referenced in or contemplated by this
                  Agreement, this Agreement constitutes the entire agreement between the parties with respect to the matters covered hereby and supersedes all previous written, oral or implied
                  understandings between them with respect to such matters. This
                  Agreement may be amended or modified only by a writing signed by the party against whom enforcement of such amendment or modification is sought. Any of the terms or conditions of this
                  Agreement may be waived at any time by the party or parties entitled to the benefit thereof, but only by a writing signed by the party or parties waiving such terms or conditions. No waiver of any provisions of this Agreement or of any rights or benefits arising hereunder shall be deemed to constitute or shall constitute a waiver of any other provisions of this
                  Agreement (whether or not similar) nor shall such waiver
                  constitute a continuing waiver unless otherwise expressly
                  provided in writing.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day first above written.

ORMAT INDUSTRIES LTD.

By: /s/ Lucien Y. Bronicki
    ----------------------------------
    Name: Lucien Y. Bronicki
   Title: Chairman of the Board

ORMAT SYSTEMS LTD.

By: /s/ Etty Rosner
    -----------------------------------
    Name: Etty Rosner
   Title: V.P. Contract Administrator

                                        8

                                    ANNEX "A"

PATENTS

EXCLUSIVE TRADEMARKS

------------------------------------------------------------------------------------------------------------------------
   FILE NO       OWNER    ORMAT GROUP REF.          TITLE           APP. NO.     FILING DATE    PAT. NO.      CNTRY
------------------------------------------------------------------------------------------------------------------------

167/00            OTL     Geothermal Power        M & M FOR          315602       12/4/1989      248513         AR
                                                MANUFACTURING
                                               ELECTRICITY FROM
                                                    STEAM
------------------------------------------------------------------------------------------------------------------------
167/00            OTL     Geothermal Power        M & M FOR          312293       12/2/1989      3166033        JP
                                                MANUFACTURING
                                              ELECTRICITY FROM
                                                    STEAM
------------------------------------------------------------------------------------------------------------------------
167/00            OTL     Geothermal Power   M & M FOR PRODUCING      18554       12/1/1989      175553         MX
                                                 POWER USING
                                              GEOTHERMAL FLUID
------------------------------------------------------------------------------------------------------------------------
167/00            OTL     Geothermal Power        M & M FOR          231596       11/30/1989     231596         NZ
                                                MANUFACTURING
                                               ELECTRICITY FROM
                                                    STEAM
------------------------------------------------------------------------------------------------------------------------
167/00            OTL     Geothermal Power        M & M FOR          247880       6/14/1993      247880         NZ
                                                MANUFACTURING
                                               ELECTRICITY FROM
                                             STEAM-div of 231596
------------------------------------------------------------------------------------------------------------------------
167/00            OTL     Geothermal Power        M & M FOR       1-1989-39665    12/11/1989   1-1989-39665     PH
                                                MANUFACTURING
                                               ELECTRICITY FROM
                                                    STEAM
========================================================================================================================
125/00            OTL     Waste Heat Units   M & M FOR SUPPLYING      71331       3/25/1984       71331         IL
                                             ELECTRICAL POWER AT
                                                 PEAK DEMAND
========================================================================================================================
136/00            OTL     Waste Heat Units    WORKING FLUID FOR      817130        1/8/1986      4876855        US
                                             RANKINE CYCLE POWER
                                                    PLANT
------------------------------------------------------------------------------------------------------------------------
168/00            OTL     Waste Heat Units    M & M FOR PURGING      610305       11/9/1990      5119635        US
                                               NON-CONDENSIBLE
                                            GASES FROM CONDENSERS
========================================================================================================================
172/00            OTL     Waste Heat Units    RANKINE CYCLE PWR       1306         3/6/1992     ID0000523       ID
                                             PLANT UTILIZING AN
                                            ORGANIC FLUID& M FOR
                                                 USING SAME
------------------------------------------------------------------------------------------------------------------------
172/00            OTL     Waste Heat Units    RANKINE CYCLE PWR      100523       12/26/1991     100523         IL
                                             PLANT UTILIZING AN
                                            ORGANIC FLUID& M FOR
                                                 USING SAME
========================================================================================================================

========================================================================================================================

172/00            OTL     Waste Heat Units    RANKINE CYCLE PWR      9102891      12/31/1991     183543         MX
                                             PLANT UTILIZING AN
                                            ORGANIC FLUID& M FOR
                                                 USING SAME
========================================================================================================================
172/00            OTL     Waste Heat Units     RANKINE CYCLE P       5010712      12/28/1991     2078950        RU
                                             PLANT UTILIZING AN
                                              ORGANIC FLUID & M
                                               FOR USING SAME
------------------------------------------------------------------------------------------------------------------------
172/00            OTL     Waste Heat Units     RANKINE CYCLE P        1205        12/12/1991      28174         TR
                                             PLANT UTILIZING AN
                                              ORGANIC FLUID & M
                                               FOR USING SAME
------------------------------------------------------------------------------------------------------------------------
172/00            OTL     Waste Heat Units    RANKINE CYCLE PWR   AP/P/9100346    12/30/1991     AP 289         AP
                                             PLANT UTILIZING AN
                                            ORGANIC FLUID& M FOR
                                                 USING SAME
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                            ORMAT
   FILE NO       OWNER    GROUP REF.              TITLE             APP. NO.      FILING DATE    PAT. NO.      CNTRY
------------------------------------------------------------------------------------------------------------------------

125/02            OIL       Biomass       COMBINED CYCLE POWER       132813        11/8/1999                    IL
                                                  PLANT
========================================================================================================================
125/07            OIL       Biomass        M& M FOR PRODUCING       10/460369      6/13/2003                    US
                                             POWER AT REMOTE
                                              LOCATIONS-PV
                                              ENERGY-cip of
                                            10/376620(125/06)
========================================================================================================================
125/07            OIL       Biomass        M& M FOR PRODUCING    PCT/IL2004/000504 6/13/2004                    PC
                                             POWER AT REMOTE
                                           LOCATIONS-PV ENERGY
------------------------------------------------------------------------------------------------------------------------
125/08            OIL       Biomass        M& M FOR PRODUCING       10/460308      6/13/2003                    US
                                             POWER AT REMOTE
                                         LOCATIONS-SOLAR ENERGY
------------------------------------------------------------------------------------------------------------------------
123/11            OIL     Communication    HYBRID POWER SYSTEM      10/152356      5/22/2002                    US
                           Turbines          FOR CONTINUOUS
                                            RELIABLE POWER AT
                                            REMOTE LOCATIONS
------------------------------------------------------------------------------------------------------------------------
123/11            OIL     Communication    HYBRID POWER SYSTEM       2429243       5/21/2003                    CA
                           Turbines          FOR CONTINUOUS
                                            RELIABLE POWER AT
                                            REMOTE LOCATIONS
========================================================================================================================
123/11            OIL     Communication    HYBRID POWER SYSTEM       156048        5/21/2003                    IL
                           Turbines          FOR CONTINUOUS
                                            RELIABLE POWER AT
                                            REMOTE LOCATIONS
========================================================================================================================
123/11            OIL     Communication    HYBRID POWER SYSTEM   PCT/IL/03/00418   5/21/2003                    PC
                           Turbines          FOR CONTINUOUS
                                            RELIABLE POWER AT
                                            REMOTE LOCATIONS
========================================================================================================================
123/17            OIL     Communication                             10/849502      5/20/2004                    US
                           Turbines
------------------------------------------------------------------------------------------------------------------------
123/17            OIL     Communication   HYBRID PWR SYSTEM FOR      158989        11/20/2003                   IL
                           Turbines        CONTINUOUS RELIABLE
                                            PWR AT LOCATIONS
                                            INCLUDING REMOTE
                                                LOCATIONS
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

600/03            OIL        Drag              M & APP FOR           103804        1/15/1992                    IL
                           Reduction     CONTROLLING TURBULENCE
                                            IN A WALL BOUNDED
                                            FLUID FLOW FIELD
========================================================================================================================
203/05            OIL      Gad Assaf        METHOD OF AND MEANS      1233-93                                    CL
                                              FOR SPRAYING
                                                DROPLETS
------------------------------------------------------------------------------------------------------------------------
209/02            OIL      Gad Assaf     M & APP FOR PROD POWER      107030        9/19/1993                    IL
                                           USING CONCENTRATED
                                                  BRINE
------------------------------------------------------------------------------------------------------------------------
129/07            OIL     Geothermal        IMPROVED HYDROGEN       10/861350       6/7/2004                    US
                             Power          PRODUCTION USING
                                            GEOTHERMAL ENERGY
------------------------------------------------------------------------------------------------------------------------
167/07            OIL     Geothermal     GEOTHERMAL POWER PLANT     P1940027       2/21/2004                    GT
                             Power          OPERATING ON HIGH
                                           PRESSURE GEOTHERMAL
                                                  FLUID
------------------------------------------------------------------------------------------------------------------------
167/07            OIL     Geothermal     GEOTHERMAL POWER PLANT       46993        10/1/1993                    PH
                             Power          OPERATING ON HIGH
                                           PRESSURE GEOTHERMAL
                                                  FLUID
------------------------------------------------------------------------------------------------------------------------
167/08            OIL     Geothermal     GEOTHERMAL POWER PLANT    93114143.5      9/30/2003                    CN
                             Power          OPERATING ON HIGH
                                           PRESSURE GEOTHERMAL
                                                  FLUID
========================================================================================================================
167/08            OIL     Geothermal     GEOTHERMAL POWER PLANT     P-940028                                    GT
                             Power          OPERATING ON HIGH
                                           PRESSURE GEOTHERMAL
                                                  FLUID
------------------------------------------------------------------------------------------------------------------------
167/08            OIL     Geothermal     GEOTHERMAL POWER PLANT      5247758       10/2/1993                    JP
                             Power          OPERATING ON HIGH
                                           PRESSURE GEOTHERMAL
                                                  FLUID
------------------------------------------------------------------------------------------------------------------------
167/08            OIL     Geothermal     GEOTHERMAL POWER PLANT       46922        10/1/1993                    PH
                             Power          OPERATING ON HIGH
                                           PRESSURE GEOTHERMAL
                                                  FLUID
------------------------------------------------------------------------------------------------------------------------
167/12            OIL     Geothermal         SEAL SYSTEM FOR          48728         8/2/1994                    PH
                             Power       GEOTHERMAL POWER PLANT
                                            OPERATING ON HIGH
                                             PRESSURE GEOTH
                                                  FLUID
------------------------------------------------------------------------------------------------------------------------
167/17            OIL     Geothermal      M & APP FOR DISPOSING      7105354       4/28/1995                    JP
                             Power          OF NON-CONDENSIBLE
                                          GASES PRESENT IN GEO
                                                  FLUID
------------------------------------------------------------------------------------------------------------------------
167/18            OIL     Geothermal          M & APP FOR                                                       PH
                             Power          PRODUCING POWER
                                            FROM GEOTH FLUID
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

167/19            OIL     Geothermal           M & APP FOR        KE/P/96/00177     5/3/1996                    KE
                             Power        GENERATING POWER FROM
                                            GEOTHERMAL FLUID
                                          CONTAINING RELATIVELY
                                          HIGH CONCENTRATION OF
                                             NON-CONDENSIBLE
                                                  GASES
------------------------------------------------------------------------------------------------------------------------
167/19            OIL     Geothermal           M & APP FOR           96-0021        3/6/1996                    NI
                             Power        GENERATING POWER FROM
                                            GEOTHERMAL FLUID
                                          CONTAINING RELATIVELY
                                          HIGH CONCENTRATION OF
                                             NON-CONDENSIBLE
                                                  GASES
------------------------------------------------------------------------------------------------------------------------
167/19            OIL     Geothermal           M & APP FOR            53034         5/3/1996                    PH
                             Power        GENERATING POWER FROM
                                            GEOTHERMAL FLUID
                                          CONTAINING RELATIVELY
                                          HIGH CONCENTRATION OF
                                             NON-CONDENSIBLE
                                                  GASES
------------------------------------------------------------------------------------------------------------------------
167/20            OIL     Geothermal         M & APP. FOR                                                       GT
                             Power        PROD POWER USING
                                          GEOTHERNAL FLUID
========================================================================================================================
167/20            OIL     Geothermal        M & APP. FOR PROD       10229762       8/14/1998                    JP
                             Power       POWER USING GEOTHERMAL
                                                  FLUID
========================================================================================================================
167/28            OIL     Geothermal     M & APP FOR INCREASING     10/229625      8/28/2002                    US
                             Power        OUTPUT OF GEOTHERMAL
                                            STEAM POWER PLANT
------------------------------------------------------------------------------------------------------------------------
169/03            OIL     Geothermal      M & APP FOR PRODUCING       47141        10/26/1993                   PH
                             Power        POWER FROM GEOTHERMAL
                                                  FLUID
========================================================================================================================
169/04            OIL     Geothermal      M & M FOR PROD POWER      930100444      11/15/1993                   GR
                             Power           FROM TWO-PHASE
                                            GEOTHERMAL FLUID
========================================================================================================================
169/05            OIL     Geothermal     M FOR UTILIZING ACIDIC       52638        3/13/1996                    PH
                             Power        GEOTHERMAL FLUID FOR
                                          GENERATING POWER IN A
                                           RANKINE CYCLE POWER
                                                  PLANT
------------------------------------------------------------------------------------------------------------------------
186/03            OIL     Geothermal       M & M FOR PRODUCING        46095        4/23/1993                    PH
                             Power        POWER FROM GEOTHERMAL
                                                  FLUID
------------------------------------------------------------------------------------------------------------------------
186/07            OIL     Geothermal      M & APP FOR PRODUCING       52068        12/29/1995                   PH
                             Power          POWER FROM GEOTH
                                                  FLUID
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

194/00            OIL     Geothermal        M & APP FOR USING       10-110650      4/21/1998                    JP
                             Power          GEOTHERMAL POWER
                                                  PLANT
------------------------------------------------------------------------------------------------------------------------
209/03            OIL     Geothermal      M & APP FOR PRODUCING     2739631.6       4/6/2002                    EP
                             Power         POWER & DESALINATED
                                                  WATER
------------------------------------------------------------------------------------------------------------------------
209/03            OIL     Geothermal      M & APP FOR PRODUCING  PCT/US02/17487     6/4/2002                    PC
                             Power         POWER & DESALINATED
                                                  WATER
------------------------------------------------------------------------------------------------------------------------
209/03            OIL     Geothermal      M & APP FOR PRODUCING   1-2003-501248    12/4/2003                    PH
                             Power         POWER & DESALINATED
                                                  WATER
------------------------------------------------------------------------------------------------------------------------
161/08            OIL     Solar Power    RETROFIT EQUIPMENT FOR    2003/204577      6/6/2003                    AU
                                          REDUCING CONSUMPTION
                                          OF FOSSIL FUEL BY PWR
                                            PLANT USING SOLAR
                                          INSOLATION-divisional
                                               application
------------------------------------------------------------------------------------------------------------------------
161/08            OIL     Solar Power    RETROFIT EQUIPMENT FOR    2002 01656       9/9/1999                    ES
                                          REDUCING CONSUMPTION
                                          OF FOSSIL FUEL BY PWR
                                            PLANT USING SOLAR
                                             INSOLATION-div
========================================================================================================================
161/08            OIL     Solar Power    RETROFIT EQUIPMENT FOR      131777         9/7/1999                    IL
                                          REDUCING CONSUMPTION
                                          OF FOSSIL FUEL BY PWR
                                            PLANT USING SOLAR
                                               INSOLATION
------------------------------------------------------------------------------------------------------------------------
161/14            OIL     Solar Power     M & APP FOR PRODUCING     09/993305      11/26/2001                   US
                                                  POWER
------------------------------------------------------------------------------------------------------------------------
161/14            OIL     Solar Power     M & APP FOR PRODUCING  PCT/IL02/00939    11/24/2002                   PC
                                                  POWER
------------------------------------------------------------------------------------------------------------------------
108/05            OIL     Waste Heat      M & APP FOR COOLING A       48196         5/2/1994                    PH
                             Units         SEAL FOR MACHINERY
========================================================================================================================
125/05            OIL     Waste Heat          METHOD OF AND          2348307       5/24/2001                    CA
                             Units            APPARATUS FOR
                                          PRODUCING POWER (OEC
                                              cement units)
------------------------------------------------------------------------------------------------------------------------
125/05            OIL     Waste Heat          METHOD OF AND        01 112547.3     5/23/2001                    EP
                             Units            APPARATUS FOR
                                          PRODUCING POWER (OEC
                                              cement units)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

125/05            OIL     Waste Heat          METHOD OF AND      10-2001-0028514   5/23/2001                    KR
                             Units            APPARATUS FOR
                                          PRODUCING POWER (OEC
                                              cement units)
------------------------------------------------------------------------------------------------------------------------
167/03            OIL     Waste Heat       M & APP FOR COOLING       108586         2/8/1994                    IL
                             Units             HOT LIQUIDS
========================================================================================================================
167/05            OIL     Waste Heat        RANKINE CYCLE PWR      399/CAL/93      7/13/1993                    IN
                             Units         PLANT UTILIZING AN
                                          ORGANIC WORKING FLUID
------------------------------------------------------------------------------------------------------------------------
167/05            OIL     Waste Heat        RANKINE CYCLE PWR         46561        7/23/1993                    PH
                             Units         PLANT UTILIZING AN
                                          ORGANIC WORKING FLUID
========================================================================================================================
167/22            OIL     Waste Heat       M&APP PROD POWER FM     01 01 03431     7/17/2001                    AR
                             Units             HEAT SOURCE
------------------------------------------------------------------------------------------------------------------------
167/22            OIL     Waste Heat       M&APP PROD POWER FM     P10102935.5     7/17/2001                    BR
                             Units             HEAT SOURCE
------------------------------------------------------------------------------------------------------------------------
167/22            OIL     Waste Heat       M&APP PROD POWER FM       2353152       7/16/2001                    CA
                             Units             HEAT SOURCE
========================================================================================================================
167/22            OIL     Waste Heat       M&APP PROD POWER FM      1132546.1      7/16/2001                    CN
                             Units             HEAT SOURCE
------------------------------------------------------------------------------------------------------------------------
167/22            OIL     Waste Heat       M&APP PROD POWER FM      1117269.9      7/17/2001                    EP
                             Units             HEAT SOURCE
------------------------------------------------------------------------------------------------------------------------
167/22            OIL     Waste Heat      M & APP FOR PRODUCING   771/Del/2001     7/16/2001                    IN
                             Units          POWER FROM A HEAT
                                                 SOURCE
------------------------------------------------------------------------------------------------------------------------
167/22            OIL     Waste Heat       M&APP PROD POWER FM     2001/1545.1     7/16/2001                    KZ
                             Units             HEAT SOURCE
------------------------------------------------------------------------------------------------------------------------
167/22            OIL     Waste Heat       M&APP PROD POWER FM   PA/a/2001/007239  7/17/2001                    MX
                             Units             HEAT SOURCE
------------------------------------------------------------------------------------------------------------------------
167/22            OIL     Waste Heat       M&APP PROD POWER FM     2001119624      7/16/2001                    RU
                             Units             HEAT SOURCE
========================================================================================================================
167/22            OIL     Waste Heat       M&APP PROD POWER FM    2001075005/I     7/16/2001                    UA
                             Units             HEAT SOURCE
------------------------------------------------------------------------------------------------------------------------
167/23            OIL     Waste Heat       M&APP PROD POWER FM      09/902802      7/12/2001                    US
                             Units         HEAT SOURCE-CIP OF
                                                 167/22
------------------------------------------------------------------------------------------------------------------------
167/25            OIL     Waste Heat      M & APP FOR COOLING A     10/083666      2/27/2002                    US
                             Units         SEAL FOR MACHINERY
------------------------------------------------------------------------------------------------------------------------
167/25            OIL     Waste Heat      M & APP FOR COOLING A  PCT/IL03/00146    2/26/2003                    PC
                             Units         SEAL FOR MACHINERY
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

199/07            OIL     Waste Heat     GAS TURBINE SYSTEM AND      114123        6/13/1995                    IL
                             Units        M USING TEMP CONTROL
                                             OF EXHAUST GAS
                                         ENTERING HEAT RECOVERY
                                            CYCLE BY MIXING W
                                               AMBIENT AIR
------------------------------------------------------------------------------------------------------------------------
199/11            OIL     Waste Heat           SEASONALLY          19630058.4      7/25/1996                    DE
                             Units        CONFIGURABLE COMBINED
                                           CYCLE COGENERATION
                                                  PLANT
------------------------------------------------------------------------------------------------------------------------
199/14            OIL     Waste Heat      M & APP FOR PRODUCING      119154        8/29/1996                    IL
                             Units                POWER
------------------------------------------------------------------------------------------------------------------------
199/14            OIL     Waste Heat     M & APP FOR GENERATING     8-2664754       9/2/1996                    JP
                             Units                POWER
========================================================================================================================
199/17            OIL     Waste Heat     WASTE HEAT RECOVERY IH      2292488       12/17/1999                   CA
                             Units          AN ORGANIC ENERGY
                                           CONVERTER USING AN
                                           INTERMEDIATE LIQUID
                                                  CYCLE
========================================================================================================================
199/17            OIL     Waste Heat     WASTE HEAT RECOVERY IH    99125758.5      12/23/1999                   EP
                             Units          AN ORGANIC ENERGY
                                           CONVERTER USING AN
                                           INTERMEDIATE LIQUID
                                                  CYCLE
------------------------------------------------------------------------------------------------------------------------
199/17            OIL     Waste Heat     WASTE HEAT RECOVERY IH      133657        12/22/1999                   IL
                             Units          AN ORGANIC ENERGY
                                           CONVERTER USING AN
                                           INTERMEDIATE LIQUID
                                                  CYCLE
========================================================================================================================
199/17            OIL     Waste Heat     WASTE HEAT RECOVERY IH    959/BOM/99                                   IN
                             Units          AN ORGANIC ENERGY
                                           CONVERTER USING AN
                                           INTERMEDIATE LIQUID
                                                  CYCLE
------------------------------------------------------------------------------------------------------------------------
199/17            OIL     Waste Heat     WASTE HEAT RECOVERY IH        117          1/3/2000                    MX
                             Units          AN ORGANIC ENERGY
                                           CONVERTER USING AN
                                           INTERMEDIATE LIQUID
                                                  CYCLE
========================================================================================================================
199/19            OIL     Waste Heat           APP & M FOR           157887        9/11/2003                    IL
                             Units          PREESURISING GAS
                                          FLOWING IN A PIPELINE
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

192/37            OIL     Waste Heat       MULTIFUEL COMBINED        129007        3/16/1999                    IL
                          Units - GT        CYCLE POWER PLANT
                          heavy fuel
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                ORMAT GROUP                                                   FILING
   FILE NO       OWNER             REF.                    TITLE              APP. NO.         DATE       PAT. NO.      CNTRY
---------------------------------------------------------------------------------------------------------------------------------

125/02            OIL         Biomass               MULTI FUEL COMBINED      09/188,185     11/10/1998     6526754       US
                                                     CYCLE POWER PLANT
=================================================================================================================================
123/02            OIL     Communication Turbines   M & APP. FOR PRODUCING    09/780672      2/12/2001      6494042       US
                                                   UNINTERRUPTIBLE POWER
=================================================================================================================================
198/00            OIL       Engine Generator -      M & M FOR COOLING &        340431       11/14/1994     5509381       US
                                  Cooling              LUBRICATING AN
                                                     ALTERNATOR-cont of
                                                           968526
---------------------------------------------------------------------------------------------------------------------------------
198/00            OIL       Engine Generator -      M & M FOR COOLING &        99962        11/5/1991       99962        IL
                                  Cooling              LUBRICATING AN
                                                         ALTERNATOR
=================================================================================================================================
199/04            OIL          Gas Turbines        M & APP FOR AUGMENTING    09/664518      9/18/2000      6332321       US
                                                   POWER PRODUCED BY GAS
                                                      TURBINES-div of
                                                         08/764337
---------------------------------------------------------------------------------------------------------------------------------
199/04            OIL          Gas Turbines        M & APP FOR AUGMENTING      586424       1/16/1996      5622044       US
                                                   POWER PRODUCED BY GAS
                                                      TURBINES-cont of
                                                         08/095027
---------------------------------------------------------------------------------------------------------------------------------
199/04            OIL          Gas Turbines        M & APP FOR AUGMENTING    08/764337      12/12/1996     6119445       US
                                                   POWER PRODUCED BY GAS
                                                      TURBINES-cont of
                                                         08/275371
---------------------------------------------------------------------------------------------------------------------------------
199/04            OIL          Gas Turbines        M & APP FOR AUGMENTING    10/023837      12/21/2001     6422019       US
                                                   POWER PRODUCED BY GAS
                                                      TURBINES-div of
                                                         09/664518
---------------------------------------------------------------------------------------------------------------------------------
199/04            OIL          Gas Turbines        M & APP FOR AUGMENTING      110361       7/19/1994      110361        IL
                                                   POWER PRODUCED BY GAS
                                                      TURBINES-cont of
                                                         08/095027
=================================================================================================================================
199/05            OIL          Gas Turbines       POWER AUGMENTATION OF A      59565        5/12/1993      5632148       US
                                                    GAS TURBINE BY INLET
                                                        AIR CHILLING
---------------------------------------------------------------------------------------------------------------------------------
199/05            OIL          Gas Turbines       POWER AUGMENTATION OF A     9302776       5/12/1993      183433        MX
                                                    GAS TURBINE BY INLET
                                                        AIR CHILLING
=================================================================================================================================
129/03            OIL        Geothermal Power      GEOTHERMAL P PLANT AND      317637       10/3/1994      5628190       US
                                                     CONDENSOR THEREFOR
=================================================================================================================================

=================================================================================================================================

129/04            OIL        Geothermal Power      GEOTHERMAL P PLANT AND    09/307877      5/10/1999      6212890       US
                                                     CONDENSOR THEREFOR
=================================================================================================================================
167/00            OIL        Geothermal Power       M & M FOR PRODUCING        372864       12/1/1989     68926220       DE
                                                     POWER USING STEAM
---------------------------------------------------------------------------------------------------------------------------------
167/00            OIL        Geothermal Power       M & M FOR PRODUCING        372864       12/1/1989      372864        GB
                                                     POWER USING STEAM
---------------------------------------------------------------------------------------------------------------------------------
167/00            OIL        Geothermal Power       M & M FOR PRODUCING        372864       12/1/1989      2316696       IT
                                                     POWER USING STEAM
---------------------------------------------------------------------------------------------------------------------------------
167/07            OIL        Geothermal Power      GEOTHERMAL POWER PLANT     5247762       10/4/1993      3391515       JP
                                                     OPERATING ON HIGH
                                                    PRESSURE GEOTHERMAL
                                                           FLUID
---------------------------------------------------------------------------------------------------------------------------------
167/07            OIL        Geothermal Power      GEOTHERMAL POWER PLANT     9306129       10/1/1993      189716        MX
                                                     OPERATING ON HIGH
                                                    PRESSURE GEOTHERMAL
                                                           FLUID
---------------------------------------------------------------------------------------------------------------------------------
167/07            OIL        Geothermal Power      GEOTHERMAL POWER PLANT      329781       10/27/1994     5671601       US
                                                     OPERATING ON HIGH
                                                    PRESSURE GEOTHERMAL
                                                    FLUID-cont of 124792
---------------------------------------------------------------------------------------------------------------------------------
167/08            OIL        Geothermal Power      GEOTHERMAL POWER PLANT     9306132       10/1/1993      197842        MX
                                                     OPERATING ON HIGH
                                                    PRESSURE GEOTHERMAL
                                                           FLUID
---------------------------------------------------------------------------------------------------------------------------------
167/08            OIL        Geothermal Power      GEOTHERMAL POWER PLANT    08/689,846     8/14/1996      5970714       US
                                                     OPERATING ON HIGH
                                                    PRESSURE GEOTHERMAL
                                                           FLUID
=================================================================================================================================
167/09            OIL        Geothermal Power          M OF & APP FOR          260165       3/23/1994      260165        NZ
                                                   PRODUCING WORK FROM A
                                                  SOURCE OF HIGH PRESSURE
                                                    2-PHASE GEOTH FLUID
---------------------------------------------------------------------------------------------------------------------------------
167/09            OIL        Geothermal Power          M OF & APP FOR       1-1994-48031     4/4/1994    1-1994-48031    PH
                                                   PRODUCING WORK FROM A
                                                  SOURCE OF HIGH PRESSURE
                                                    2-PHASE GEOTH FLUID
=================================================================================================================================
167/09            OIL        Geothermal Power          M OF & APP FOR          279549       7/25/1994      5526646       US
                                                   PRODUCING WORK FROM A
                                                  SOURCE OF HIGH PRESSURE
                                                    2-PHASE GEOTH FLUID
=================================================================================================================================
167/11            OIL        Geothermal Power     M & APP FOR CONTROLLING      260810       6/21/1994      260810        NZ
                                                     THE OPERATION OF A
                                                    VALVE THAT REGULATES
                                                   THE FLOW OF GEOTHERMAL
                                                           FLUID
=================================================================================================================================

=================================================================================================================================

167/11            OIL        Geothermal Power     M & APP FOR CONTROLLING      80816        6/24/1993      5483797       US
                                                     THE OPERATION OF A
                                                    VALVE THAT REGULATES
                                                   THE FLOW OF GEOTHERMAL
                                                           FLUID
=================================================================================================================================
167/12            OIL        Geothermal Power         SEAL SYSTEM FOR          264077       7/22/1993      264077        NZ
                                                   GEOTHERMAL POWER PLANT
                                                     OPERATING ON HIGH
                                                       PRESSURE GEOTH
                                                           FLUID
=================================================================================================================================
167/12            OIL        Geothermal Power         SEAL SYSTEM FOR          766932       12/16/1996     5857338       US
                                                   GEOTHERMAL POWER PLANT
                                                     OPERATING ON HIGH
                                                       PRESSURE GEOTH
                                                           FLUID
---------------------------------------------------------------------------------------------------------------------------------
167/17            OIL        Geothermal Power      M & APP FOR DISPOSING       34791        4/28/1995      195431        MX
                                                     OF NON-CONDENSIBLE
                                                    GASES PRESENT IN GEO
                                                           FLUID
---------------------------------------------------------------------------------------------------------------------------------
167/17            OIL        Geothermal Power      M & APP FOR DISPOSING       50417        4/28/1995       31713        PH
                                                     OF NON-CONDENSIBLE
                                                    GASES PRESENT IN GEO
                                                           FLUID
---------------------------------------------------------------------------------------------------------------------------------
167/17            OIL        Geothermal Power       M & APP FOR DISPOSING      609056       2/29/1996      5694772       US
                                                     OF NON-CONDENSIBLE
                                                      GASES PRESENT IN
                                                   GEOTHERMAL FLUID-cont
                                                            app
---------------------------------------------------------------------------------------------------------------------------------
167/18            OIL        Geothermal Power      M & APP FOR PRODUCING       901070       7/28/1997      6298663       US
                                                   POWER FROM GEOTH FLUID
---------------------------------------------------------------------------------------------------------------------------------
167/19            OIL        Geothermal Power      M & APP FOR GENERATING      961654        5/3/1996      198796        MX
                                                   POWER FROM GEOTHERMAL
                                                      FLUID CONTAINING
                                                      RELATIVELY HIGH
                                                      CONCENTRATION OF
                                                      NON-CONDENSIBLE
                                                           GASES
---------------------------------------------------------------------------------------------------------------------------------
167/19            OIL        Geothermal Power      M & APP FOR GENERATING     96/00445      5/30/1996      TR 1996       TR
                                                   POWER FROM GEOTHERMAL                                   00445 B
                                                      FLUID CONTAINING
                                                      RELATIVELY HIGH
                                                      CONCENTRATION OF
                                                      NON-CONDENSIBLE
                                                           GASES
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

167/19            OIL        Geothermal Power      M & APP FOR GENERATING      433565        5/3/1995      5582011       US
                                                   POWER FROM GEOTHERMAL
                                                      FLUID CONTAINING
                                                      RELATIVELY HIGH
                                                      CONCENTRATION OF
                                                      NON-CONDENSIBLE
                                                           GASES
---------------------------------------------------------------------------------------------------------------------------------
167/20            OIL        Geothermal Power     M & APP. FOR PROD POWER      986482       8/11/1998      208625        MX
                                                   USING GEOTHERNAL FLUID
=================================================================================================================================
167/20            OIL        Geothermal Power     M & APP. FOR PROD POWER      331328       8/11/1998      331328        NZ
                                                   USING GEOTHERNAL FLUID
---------------------------------------------------------------------------------------------------------------------------------
167/20            OIL        Geothermal Power     M & APP. FOR PROD POWER     8910995       8/14/1997      6009711       US
                                                   USING GEOTHERNAL FLUID
---------------------------------------------------------------------------------------------------------------------------------
169/02            OIL        Geothermal Power     M & M FOR USING 2-PHASE      422656       4/14/1995      5660042       US
                                                        FLUID-cont 2
---------------------------------------------------------------------------------------------------------------------------------
169/02            OIL        Geothermal Power     M & M FOR USING 2-PHASE      886172       6/30/1997      5839282       US
                                                    FLUID div of 422656
---------------------------------------------------------------------------------------------------------------------------------
169/03            OIL        Geothermal Power      M & APP FOR PRODUCING      9306608       10/25/1993     191372        MX
                                                   POWER FROM GEOTHERMAL
                                                           FLUID
=================================================================================================================================
169/03            OIL        Geothermal Power      M & APP FOR PRODUCING       248799       9/28/1993      248799        NZ
                                                   POWER FROM GEOTHERMAL
                                                           FLUID
---------------------------------------------------------------------------------------------------------------------------------
169/03            OIL        Geothermal Power      M & APP FOR PRODUCING       248550       5/24/1994      5664419       US
                                                   POWER FROM GEOTHERMAL
                                                    FLUID-cont of 966465
---------------------------------------------------------------------------------------------------------------------------------
169/04            OIL        Geothermal Power       M & M FOR PROD POWER      9400133       1/27/1994      1269485       IT
                                                       FROM TWO-PHASE
                                                      GEOTHERMAL FLUID
---------------------------------------------------------------------------------------------------------------------------------
169/04            OIL        Geothermal Power       M & M FOR PROD POWER       58756        5/10/1993      5400598       US
                                                       FROM TWO-PHASE
                                                      GEOTHERMAL FLUID
---------------------------------------------------------------------------------------------------------------------------------
169/04            OIL        Geothermal Power       M & M FOR PROD POWER       48196         5/2/1994       30729        PH
                                                       FROM TWO-PHASE
                                                      GEOTHERMAL FLUID
---------------------------------------------------------------------------------------------------------------------------------
169/04            OIL        Geothermal Power       M & M FOR PROD POWER       101410       11/24/1993     101410        PT
                                                       FROM TWO-PHASE
                                                      GEOTHERMAL FLUID
=================================================================================================================================
169/05            OIL        Geothermal Power      M FOR UTILIZING ACIDIC      403262       3/13/1995     5816048        US
                                                    GEOTHERMAL FLUID FOR
                                                   GENERATING POWER IN A
                                                    RANKINE CYCLE POWER
                                                           PLANT
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

181/00            OIL        Geothermal Power     SILENCER FOR GEOTHERMAL      234418       11/22/1990     167707        MX
                                                   P PLANT & M FOR USING
                                                            SAME
---------------------------------------------------------------------------------------------------------------------------------
186/04            OIL        Geothermal Power      GEOTHERMAL POWER PLANT      884848       6/30/1997      5867988       US
                                                      AND M FOR USING
                                                      SAME-CONT APP 2
=================================================================================================================================
186/05            OIL        Geothermal Power     M & MEANS FOR PRODUCING      145230       11/3/1993      5598706       US
                                                   POWER FROM GEOTHERMAL
                                                   FLUID-cip of 08/022494
                                                          (186/03)
---------------------------------------------------------------------------------------------------------------------------------
186/05            OIL        Geothermal Power     M & MEANS FOR PRODUCING     9401434       2/25/1994      193471        MX
                                                   POWER FROM GEOTHERMAL
                                                           FLUID
=================================================================================================================================
186/05            OIL        Geothermal Power     M & MEANS FOR PRODUCING      250819        2/3/1994      250819        NZ
                                                   POWER FROM GEOTHERMAL
                                                           FLUID
---------------------------------------------------------------------------------------------------------------------------------
186/07            OIL        Geothermal Power      M & APP FOR PRODUCING      9960042       12/25/1995     191372        MX
                                                      POWER FROM GEOTH
                                                           FLUID
---------------------------------------------------------------------------------------------------------------------------------
186/07            OIL        Geothermal Power      M & APP FOR PRODUCING      9501702       12/27/1995      2E+08        TR
                                                      POWER FROM GEOTH
                                                           FLUID
=================================================================================================================================
186/07            OIL        Geothermal Power      M & APP FOR PRODUCING       815660       3/10/1997      5809782       US
                                                       PWR FRM GEOTH
                                                        FLUID-CONT 2
---------------------------------------------------------------------------------------------------------------------------------
189/00            OIL        Geothermal Power     METHOD OF AND APPARATUS    07/524423      5/17/1990      5054556       US
                                                       FOR OPERATING
                                                      GEOTHERMAL WELLS
---------------------------------------------------------------------------------------------------------------------------------
189/02            OIL        Geothermal Power     METHOD OF AND APPARATUS      58790        5/10/1993      5372194       US
                                                       FOR OPERATING
                                                  GEOTHERMAL WELLS-cip of
                                                         07/524423
---------------------------------------------------------------------------------------------------------------------------------
194/00            OIL        Geothermal Power        M & APP FOR USING         330199       4/15/1998      330199        NZ
                                                      GEOTHERMAL POWER
                                                           PLANT
=================================================================================================================================
194/00            OIL        Geothermal Power         METHOD FOR USING       08/768272      12/18/1996     5740672       US
                                                      GEOTHERMAL POWER
                                                       PLANT-cont of
                                                         08/000551
---------------------------------------------------------------------------------------------------------------------------------
194/00            OIL        Geothermal Power        M & APP FOR USING       09/057437       4/9/1998      6247312       US
                                                   GEOTHERMAL POWER PLANT
                                                     -cont of 08/768272
=================================================================================================================================
209/03            OIL        Geothermal Power      M & APP FOR PRODUCING     09/871698       6/4/2001      6539718       US
                                                    POWER & DESALINATED
                                                           WATER
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

167/00            OTL        Geothermal Power     M & M FOR MANUFACTURING      315602       12/4/1989      248513        AR
                                                   ELECTRICITY FROM STEAM
---------------------------------------------------------------------------------------------------------------------------------
167/00            OTL        Geothermal Power     M & M FOR MANUFACTURING      312293       12/2/1989      3166033       JP
                                                   ELECTRICITY FROM STEAM
---------------------------------------------------------------------------------------------------------------------------------
167/00            OTL        Geothermal Power       M & M FOR PRODUCING        18554        12/1/1989      175553        MX
                                                   POWER USING GEOTHERMAL
                                                           FLUID
---------------------------------------------------------------------------------------------------------------------------------
167/00            OTL        Geothermal Power     M & M FOR MANUFACTURING      231596       11/30/1989     231596        NZ
                                                   ELECTRICITY FROM STEAM
---------------------------------------------------------------------------------------------------------------------------------
167/00            OTL        Geothermal Power     M & M FOR MANUFACTURING      247880       6/14/1993      247880        NZ
                                                      ELECTRICITY FROM
                                                    STEAM-div of 231596
=================================================================================================================================
167/00            OTL        Geothermal Power     M & M FOR MANUFACTURING   1-1989-39665    12/11/1989   1-1989-39665    PH
                                                   ELECTRICITY FROM STEAM
---------------------------------------------------------------------------------------------------------------------------------
169/00            OTL        Geothermal Power        M & M FOR USING A         233778       5/23/1990      233778        NZ
                                                     2-PHASE FLUID FOR
                                                     GENERATING PWR IN
                                                  RANKINE CYCLE PWR PLANT
---------------------------------------------------------------------------------------------------------------------------------
169/00            OTL        Geothermal Power        M & M FOR USING A         40648        6/11/1990       29770        PH
                                                     2-PHASE FLUID FOR
                                                     GENERATING PWR IN
                                                  RANKINE CYCLE PWR PLANT
---------------------------------------------------------------------------------------------------------------------------------
169/00            OTL        Geothermal Power        M & M FOR USING A         622341       11/29/1990     5038567       US
                                                     2-PHASE FLUID FOR
                                                     GENERATING PWR IN
                                                  RANKINE CYCLE PWR PLANT
---------------------------------------------------------------------------------------------------------------------------------
169/02            OTL        Geothermal Power       METHOD AND MEANS FOR       101002       2/18/1992      101002        IL
                                                  USING A TWO-PHASE FLUID
=================================================================================================================================
169/02            OTL        Geothermal Power       METHOD AND MEANS FOR    1-1992-43944    2/19/1992    1-1992-49344    PH
                                                  USING A TWO-PHASE FLUID
=================================================================================================================================
169/02            OTL        Geothermal Power       METHOD AND MEANS FOR       100139       2/19/1992      100139        PT
                                                  USING A TWO-PHASE FLUID
---------------------------------------------------------------------------------------------------------------------------------
181/00            OTL        Geothermal Power     SILENCER FOR GEOTHERMAL  AP/P/90/00226    11/22/1990      AP213        AP
                                                   P PLANT & M FOR USING
                                                            SAME
---------------------------------------------------------------------------------------------------------------------------------
181/00            OTL        Geothermal Power     SILENCER FOR GEOTHERMAL      236139       11/20/1990     236139        NZ
                                                   P PLANT & M FOR USING
                                                            SAME
=================================================================================================================================

=================================================================================================================================

181/00            OTL        Geothermal Power     SILENCER FOR GEOTHERMAL      440204       11/22/1989     5020328       US
                                                   P PLANT & M FOR USING
                                                            SAME
---------------------------------------------------------------------------------------------------------------------------------
183/00            OTL        Geothermal Power      M OF & APP FOR RETRO-       237082       2/11/1991      237082        NZ
                                                    FITTING GEOTHERMAL P
                                                           PLANT
---------------------------------------------------------------------------------------------------------------------------------
183/00            OTL        Geothermal Power      M OF & APP FOR RETRO-       248442       2/11/1991      248442        NZ
                                                    FITTING GEOTHERMAL P
                                                           PLANT
---------------------------------------------------------------------------------------------------------------------------------
183/00            OTL        Geothermal Power      M OF & APP FOR RETRO-       478264       2/12/1990      4996846       US
                                                    FITTING GEOTHERMAL P
                                                           PLANT
---------------------------------------------------------------------------------------------------------------------------------
189/00            OTL        Geothermal Power     METHOD OF AND APPARATUS      238065        5/6/1991      238065        NZ
                                                       FOR OPERATING
                                                      GEOTHERMAL WELLS
=================================================================================================================================
161/05            OIL          Solar Power         M & APP FOR PRODUCING      53998/01      7/31/1997      753679        AU
                                                   POWER-div of 78679/98
---------------------------------------------------------------------------------------------------------------------------------
161/05            OIL          Solar Power         M & APP FOR PRODUCING      9801624       7/30/1998    98.01624.5      ES
                                                           POWER
---------------------------------------------------------------------------------------------------------------------------------
161/05            OIL          Solar Power         M & APP FOR PRODUCING       125580       7/30/1998      125580        IL
                                                           POWER
---------------------------------------------------------------------------------------------------------------------------------
161/05            OIL          Solar Power         M & APP FOR PRODUCING       986097       7/29/1998      213515        MX
                                                           POWER
---------------------------------------------------------------------------------------------------------------------------------
161/05            OIL          Solar Power         M & APP FOR PRODUCING     08/903982      7/31/1997      6233914       US
                                                           POWER
=================================================================================================================================
161/07            OIL          Solar Power         M & APP FOR PRODUCING      09/336585     6/21/1999      6510695       US
                                                           POWER
---------------------------------------------------------------------------------------------------------------------------------
161/08            OIL          Solar Power         RETROFIT EQUIPMENT FOR     47527/99      9/10/1999      761301        AU
                                                  REDUCING CONSUMPTION OF
                                                     FOSSIL FUEL BY PWR
                                                     PLANT USING SOLAR
                                                         INSOLATION
=================================================================================================================================
161/08            OIL          Solar Power         RETROFIT EQUIPMENT FOR     9902009        9/9/1999      2174682       ES
                                                  REDUCING CONSUMPTION OF
                                                     FOSSIL FUEL BY PWR
                                                     PLANT USING SOLAR
                                                         INSOLATION
---------------------------------------------------------------------------------------------------------------------------------
161/08            OIL          Solar Power         RETROFIT EQUIPMENT FOR    09/150665      9/10/1998      6237337       US
                                                  REDUCING CONSUMPTION OF
                                                     FOSSIL FUEL BY PWR
                                                     PLANT USING SOLAR
                                                         INSOLATION
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

161/10            OIL           Solar Power        RETROFIT EQUIPMENT FOR    09/387504       9/1/1999      6321539       US
                                                  REDUCING CONSUMPTION OF
                                                   FOSSIL FUEL BY A POWER
                                                     PLANT USING SOLAR
                                                         INSOLATION
---------------------------------------------------------------------------------------------------------------------------------
161/10            OIL           Solar Power        RETROFIT EQUIPMENT FOR    09/991821      11/26/2001     6694738       US
                                                  REDUCING CONSUMPTION OF
                                                    FOSSIL FUEL BY A PWR
                                                     PLANT USING SOLAR
                                                     INSOLATION-DIV of
                                                      09/387504(basic
                                                     reforming)-cip of
                                                      161/07 & 161/08
=================================================================================================================================
404/00            OIL           Solar Power        M & APP FOR PRODUCING       128478       2/11/1999      128478        IL
                                                     THIN FILMS OF C60
---------------------------------------------------------------------------------------------------------------------------------
404/00            OIL           Solar Power        M & APP FOR PRODUCING       778013       12/31/1996     5876790       US
                                                     THIN FILMS OF C60
---------------------------------------------------------------------------------------------------------------------------------
115/00            OTL           Solar Power         RANKINE CYCLE POWER        933349       11/19/1986     4760705       US
                                                    PLANT WITH IMPROVED
                                                   ORGANIC WORKING FLUID
=================================================================================================================================
161/00            OTL           Solar Power        M & APP FOR PRODUCING       246149       9/19/1988      4942736       US
                                                  POWER FROM SOLAR ENERGY
=================================================================================================================================
108/05            OIL        Waste Heat Units      M & APP FOR COOLING A     94303186.4      5/3/1994     69407655       DE
                                                     SEAL FOR MACHINERY
=================================================================================================================================
108/05            OIL        Waste Heat Units      M & APP FOR COOLING A     94303186.4      5/3/1994      623735        GB
                                                     SEAL FOR MACHINERY
---------------------------------------------------------------------------------------------------------------------------------
108/05            OIL        Waste Heat Units      M & APP FOR COOLING A       109498        5/2/1994      109498        IL
                                                     SEAL FOR MACHINERY
---------------------------------------------------------------------------------------------------------------------------------
108/05            OIL        Waste Heat Units      M & APP FOR COOLING A     94303186.4      5/3/1994      623735        IT
                                                     SEAL FOR MACHINERY
=================================================================================================================================
108/05            OIL        Waste Heat Units      M & APP FOR COOLING A      9403212        5/2/1994      191792        MX
                                                     SEAL FOR MACHINERY
---------------------------------------------------------------------------------------------------------------------------------
108/05            OIL        Waste Heat Units      M & APP FOR COOLING A       260405       4/27/1994      260405        NZ
                                                     SEAL FOR MACHINERY
---------------------------------------------------------------------------------------------------------------------------------
108/05            OIL        Waste Heat Units      M & APP FOR COOLING A       720172       9/25/1996      5743094       US
                                                     SEAL FOR MACHINERY
                                                      -CONT OF 199697
---------------------------------------------------------------------------------------------------------------------------------
125/05            OIL        Waste Heat Units     METHOD OF AND APPARATUS    09/860516      5/21/2001      6701712       US
                                                    FOR PRODUCING POWER
                                                     (OEC cement units)
=================================================================================================================================

=================================================================================================================================

162/00            OIL        Waste Heat Units        HEAT EXCHANGER FOR        167919       3/14/1988      4815296       US
                                                   CONDENSING VAPOR CONT.
                                                   NON-CONDENSABLE GASES
---------------------------------------------------------------------------------------------------------------------------------
167/03            OIL        Waste Heat Units     M & APP FOR COOLING HOT      17302        2/12/1993      5437157       US
                                                          LIQUIDS
=================================================================================================================================
167/03            OIL        Waste Heat Units     M & APP FOR COOLING HOT      501031       2/14/1994      5860279       US
                                                          LIQUIDS
=================================================================================================================================
167/05            OIL        Waste Heat Units     RANKINE CYCLE PWR PLANT      106454       7/21/1993      106454        IL
                                                    UTILIZING AN ORGANIC
                                                       WORKING FLUID
---------------------------------------------------------------------------------------------------------------------------------
167/05            OIL        Waste Heat Units     RANKINE CYCLE PWR PLANT     9301662       7/26/1993      1265112       IT
                                                    UTILIZING AN ORGANIC
                                                       WORKING FLUID
---------------------------------------------------------------------------------------------------------------------------------
167/05            OIL        Waste Heat Units     RANKINE CYCLE PWR PLANT     9304455       7/23/1993      186594        MX
                                                    UTILIZING AN ORGANIC
                                                       WORKING FLUID
---------------------------------------------------------------------------------------------------------------------------------
167/05            OIL        Waste Heat Units     RANKINE CYCLE PWR PLANT      248146       7/14/1993      248146        NZ
                                                    UTILIZING AN ORGANIC
                                                       WORKING FLUID
=================================================================================================================================
167/05            OIL        Waste Heat Units     RANKINE CYCLE PWR PLANT    08/460728       6/2/1995      5531073       US
                                                    UTILIZING AN ORGANIC
                                                       WORKING FLUID
---------------------------------------------------------------------------------------------------------------------------------
172/00            OIL        Waste Heat Units     RANKINE CYCLE PWR PLANT       3516        12/31/1991     1253012       IT
                                                    UTILIZING AN ORGANIC
                                                     FLUID& M FOR USING
                                                            SAME
---------------------------------------------------------------------------------------------------------------------------------
172/00            OIL        Waste Heat Units      RANKINE CYCLE P PLANT    1-1991-43711      12/27/1991 1-1991-43711    PH
                                                    UTILIZING AN ORGANIC
                                                    FLUID & M FOR USING
                                                            SAME
---------------------------------------------------------------------------------------------------------------------------------
172/00            OIL        Waste Heat Units      RANKINE CYCLE P PLANT       428846       4/25/1995      5560210       US
                                                    UTILIZING AN ORGANIC
                                                    FLUID & M FOR USING
                                                        SAME-cont 3
=================================================================================================================================
192/12            OIL        Waste Heat Units         EXTERNALLY FIRED       08/594476      1/31/1996      5687570       US
                                                     COMBINED CYCLE GAS
                                                          TURBINE
                                                   SYSTEM-continuation of
                                                           202476
---------------------------------------------------------------------------------------------------------------------------------
192/12            OIL        Waste Heat Units         EXTERNALLY FIRED       08/594475      1/31/1996      5799490       US
                                                     COMBINED CYCLE GAS
                                                          TURBINE
                                                   SYSTEM-continuation of
                                                           205260
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

192/12            OIL        Waste Heat Units         EXTERNALLY FIRED       08/971750      11/17/1997     6167706       US
                                                     COMBINED CYCLE GAS
                                                          TURBINE
                                                    SYSTEM-divisional of
                                                         08/594476
=================================================================================================================================
192/12            OIL        Waste Heat Units         EXTERNALLY FIRED         750711        1/2/2001      6497090       US
                                                     COMBINED CYCLE GAS
                                                          TURBINE
                                                    SYSTEM-divisional of
                                                         08/971750
=================================================================================================================================
192/15            OIL      Waste Heat Units - GT         MULTI-FUEL            689492        8/7/1996      5713195       US
                                heavy fuel          COMBINED-CYCLE POWER
                                                   PLANT- M & APP-cont of
                                                           307434
---------------------------------------------------------------------------------------------------------------------------------
192/15            OIL      Waste Heat Units - GT         MULTI-FUEL          09/070631       5/4/1998      6351935       US
                                heavy fuel          COMBINED-CYCLE POWER
                                                    PLANT-div of 834125
---------------------------------------------------------------------------------------------------------------------------------
192/17            OIL      Waste Heat Units - GT   M & APP FOR PRODUCING       115337       9/18/1995      115337        IL
                                heavy fuel            POWER IN SOLVENT
                                                     DEASPHALTING UNITS
---------------------------------------------------------------------------------------------------------------------------------
192/17            OIL      Waste Heat Units - GT    MULTI-FUEL COMBINED      08/859329      5/20/1997      6014856       US
                                heavy fuel         CYCLE POWER PLANT-cip
                                                        of 307434 &
                                                       329060(192/15)
---------------------------------------------------------------------------------------------------------------------------------
192/37            OIL      Waste Heat Units - GT     MULTIFUEL COMBINED      09/044111      3/19/1998      6560956       US
                                heavy fuel           CYCLE POWER PLANT
=================================================================================================================================
199/07            OIL        Waste Heat Units      GAS TURBINE SYSTEM AND     651Cal/95      6/8/1995      187101        IN
                                                  M USING TEMP CONTROL OF
                                                    EXHAUST GAS ENTERING
                                                   HEAT RECOVERY CYCLE BY
                                                    MIXING W AMBIENT AIR
=================================================================================================================================
199/07            OIL        Waste Heat Units      GAS TURBINE SYSTEM AND     95109867      6/13/1995      2171385       RU
                                                  M USING TEMP CONTROL OF
                                                    EXHAUST GAS ENTERING
                                                   HEAT RECOVERY CYCLE BY
                                                    MIXING W AMBIENT AIR
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

199/07            OIL        Waste Heat Units      GAS TURBINE SYSTEM AND    08/262503      6/20/1994      5632143       US
                                                  M USING TEMP CONTROL OF
                                                    EXHAUST GAS ENTERING
                                                   HEAT RECOVERY CYCLE BY
                                                    MIXING W AMBIENT AIR
---------------------------------------------------------------------------------------------------------------------------------
199/08            OIL        Waste Heat Units         EXTERNALLY FIRED         112793       2/27/1995      112793        IL
                                                     COMBINED CYCLE GAS
                                                   TURBINE SYSTEM-CIP of
                                                           205260
---------------------------------------------------------------------------------------------------------------------------------
199/08            OIL        Waste Heat Units         EXTERNALLY FIRED         392158       2/22/1995      5704209       US
                                                     COMBINED CYCLE GAS
                                                   TURBINE SYSTEM-CIP of
                                                           205260
---------------------------------------------------------------------------------------------------------------------------------
199/11            OIL        Waste Heat Units     SEASONALLY CONFIGURABLE      480865        6/7/1995      5640842       US
                                                       COMBINED CYCLE
                                                  COGENERATION PLANT WITH
                                                     ORGANIC BOTTOMING
                                                           CYCLE
=================================================================================================================================
199/11            OIL        Waste Heat Units     SEASONALLY CONFIGURABLE      119862       12/19/1996     119862        IL
                                                       COMBINED CYCLE
                                                        COGENERATION
                                                           PLANT
=================================================================================================================================
199/14            OIL        Waste Heat Units      M & APP FOR GENERATING      521812       8/31/1995      5664414       US
                                                           POWER
---------------------------------------------------------------------------------------------------------------------------------
199/14            OIL        Waste Heat Units      M & APP FOR GENERATING     8841785        5/5/1997      5934065       US
                                                         POWER-DIV
                                                            APP
---------------------------------------------------------------------------------------------------------------------------------
199/14            OIL        Waste Heat Units      M & APP FOR GENERATING     9324938        6/3/1999      6260347       US
                                                           POWER
---------------------------------------------------------------------------------------------------------------------------------
199/14            OIL        Waste Heat Units      M & APP FOR GENERATING    09/904515      7/16/2001      6539723       US
                                                         POWER-DIV
                                                            APP
---------------------------------------------------------------------------------------------------------------------------------
199/17            OIL        Waste Heat Units      WASTE HEAT RECOVERY IH     99128094      12/30/1999     2215165       RU
                                                     AN ORGANIC ENERGY
                                                     CONVERTER USING AN
                                                    INTERMEDIATE LIQUID
                                                           CYCLE
---------------------------------------------------------------------------------------------------------------------------------
199/17            OIL        Waste Heat Units      WASTE HEAT RECOVERY IH     99127134      12/27/1999      61957        UA
                                                     AN ORGANIC ENERGY
                                                     CONVERTER USING AN
                                                    INTERMEDIATE LIQUID
                                                           CYCLE
=================================================================================================================================
199/17            OIL        Waste Heat Units      WASTE HEAT RECOVERY IH    09/224279      12/31/1998     6571548       US
                                                     AN ORGANIC ENERGY
                                                     CONVERTER USING AN
                                                    INTERMEDIATE LIQUID
                                                           CYCLE
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
    ORMAT                                   FILING        FILING
   FILE NO       OWNER        TITLE          NO.           DATE         REG. DATE      REG. NO      COUNTRY
---------------------------------------------------------------------------------------------------------------

ORMT11a           OIL     GREENERGY      76/496811    3/13/2003      5/18/2004       2842539          US
                          (actual use)
===============================================================================================================
ORMT19            OIL     ECO-LOGICAL    10-72036     8/24/1998      11/12/1999      4333806          JP
===============================================================================================================
ORMT20            OIL     ECO-LOGIC      75-439124    2/23/1998      3/25/2003       2700628          US
---------------------------------------------------------------------------------------------------------------
ORMT20            OIL     ECO-LOGIC      121796       8/19/1998      1/5/2000        121796           IL
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
    ORMAT                                 FILING       FILING
   FILE NO       OWNER        TITLE         NO.         DATE       REG. DATE     REG. NO      COUNTRY
--------------------------------------------------------------------------------------------------------

ORMT11b           OIL     GREENERGY     76/498227   3/17/2003                                   US
                          (intent to
                          use)
--------------------------------------------------------------------------------------------------------
ORMT11            OIL     GREENERGY     1190641     9/15/2003                                   CA
--------------------------------------------------------------------------------------------------------

                                        9

                                    ANNEX "B"

NON-EXCLUSIVE TRADEMARKS

---------------------------------------------------------------------------------------------------------------------
    ORMAT
   FILE NO       OWNER       TITLE       FILING NO.       FILING DATE       REG. DATE      REG. NO       COUNTRY
---------------------------------------------------------------------------------------------------------------------

OMTM01            OIL     ORMAT       359395           5/11/1970         8/31/1971       919284             US
---------------------------------------------------------------------------------------------------------------------
OMTM02            OIL     DEVICE      361506           6/2/1970          8/22/1972       941316             US
---------------------------------------------------------------------------------------------------------------------
OMTM01            OIL     ORMAT       359395           5/11/1970         8/31/1971       919284             US
---------------------------------------------------------------------------------------------------------------------
OMTM02            OIL     DEVICE      361506           6/2/1970          8/22/1972       941316             US
---------------------------------------------------------------------------------------------------------------------
OMTM01            OTL     ORMAT       237567           4/2/1970          4/14/1972       237567             AU
---------------------------------------------------------------------------------------------------------------------
OMTM01            OTL     ORMAT       325145           8/15/1969         10/16/1970      172026             CA
---------------------------------------------------------------------------------------------------------------------
OMTM01            OTL     ORMAT       08754/7          4/9/1970          11/30/1971      887007             DE
---------------------------------------------------------------------------------------------------------------------
OMTM01            OTL     ORMAT       637517           3/2/1971          9/3/1975        637517             ES
---------------------------------------------------------------------------------------------------------------------
OMTM01            OTL     ORMAT       1102384          7/10/1989         3/22/1989       1589538            FR
---------------------------------------------------------------------------------------------------------------------
OMTM01            OTL     ORMAT       29558            12/17/1968        7/20/1970       29558              IL
---------------------------------------------------------------------------------------------------------------------
OMTM01            OTL     ORMAT       263961           4/24/1970         11/10/1971      263961             IN
---------------------------------------------------------------------------------------------------------------------
OMTM01            OTL     ORMAT       18390            5/9/1970          12/11/1992      585078             IT
---------------------------------------------------------------------------------------------------------------------
OMTM01            OTL     ORMAT       48-14143         9/4/1973          5/9/1977        1267941            JP
---------------------------------------------------------------------------------------------------------------------
OMTM01            OTL     ORMAT       35322            11/7/1969         2/16/1970       154464             MX
---------------------------------------------------------------------------------------------------------------------
OMTM01            OIL     ORMAT       168125           3/31/1971         9/12/1974       168125             PT
---------------------------------------------------------------------------------------------------------------------
OMTM01            OTL     ORMAT       59850            6/25/1970         6/25/1970       9787               OA
---------------------------------------------------------------------------------------------------------------------
OMTM01            OTL     ORMAT       2495             6/3/1970          3/12/1971       134446             SE
---------------------------------------------------------------------------------------------------------------------
OMTM01            OTL     ORMAT       2353/70          6/8/1970          9/7/1971        70/2353            ZA
---------------------------------------------------------------------------------------------------------------------
OMTM01 &          OTL     ORMAT &     333167           5/21/1970         9/3/1971        TMA178084          CA
OMTM02                    DEVICE
---------------------------------------------------------------------------------------------------------------------
OMTM01            OTL     ORMAT &     1165842          12/3/1981         1/4/1984        1165842            GB
&OMTM02                   DEVICE
---------------------------------------------------------------------------------------------------------------------
OMTM02            OTL     DEVICE                                         7/14/2003       2444112            AR
---------------------------------------------------------------------------------------------------------------------
OMTM02            OTL     DEVICE      237568           4/2/1970          10/15/1971      A237568            AU
---------------------------------------------------------------------------------------------------------------------
OMTM02            OTL     DEVICE      1135267          5/20/1980         5/18/1990       1592969            FR
---------------------------------------------------------------------------------------------------------------------
OMTM02            OTL     DEVICE      31803            12/17/1968        7/20/1970       31803              IL
---------------------------------------------------------------------------------------------------------------------
OMTM02            OTL     DEVICE      264305           5/11/1970         10/16/1971       264305B           IN
---------------------------------------------------------------------------------------------------------------------
OMTM02            OTL     DEVICE      48-141444        9/4/1973          5/9/1977        1267942            JP
---------------------------------------------------------------------------------------------------------------------
OMTM02            OTL     DEVICE      39520            4/16/1970         1/15/1971       158830             MX
---------------------------------------------------------------------------------------------------------------------
OMTM02            OIL     DEVICE      168126           3/31/1971         9/12/1974       168126             PT
---------------------------------------------------------------------------------------------------------------------
OMTM02            OTL     DEVICE      2496/70          6/3/1970          10/30/1970      133183             SE
---------------------------------------------------------------------------------------------------------------------
OMTM02            OTL     DEVICE      70/1513          4/2/1970          4/26/1971       70/1513            ZA
---------------------------------------------------------------------------------------------------------------------
OMTM02            OTL     DEVICE      59798            6/10/1970         10/60/70        9728               OA
---------------------------------------------------------------------------------------------------------------------
OMTM02            OTL     DEVICE      MI2000C 005166   5/5/2000                                             IT
---------------------------------------------------------------------------------------------------------------------